EXHIBIT 10.2

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”) is dated October 10, 2016 (the “Effective Date”), by and between Premier Biomedical, Inc. (the “Company”) and Redwood Management, LLC (the “Holder”).

WHEREAS, the Holder beneficially owns and holds that certain Warrant to Purchase Shares of Common Stock, dated November 25, 2014 issued by the Company set forth on Exhibit A hereto (the “Securities”);

WHEREAS, the Holder desires to exchange the Securities for a certain 10% Convertible Promissory Notes of the Company set forth on Exhibit B (the “Exchange Securities”), and the Company desires to issue the Exchange Securities in exchange for the Securities, all on the terms and conditions set forth in this Agreement; and

WHEREAS, the reliance upon the representations made by the Holder and the Company, the transactions contemplated by this Agreement are such that the offer and exchange of securities by the Company under this Agreement will be exempt from registration under applicable United States securities laws as a result of this exchange offer being undertaken pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holder hereby agree as follows:

Section 1. Exchange. Subject to and upon the terms and conditions set forth in this Agreement, the Holder agrees to surrender to the Company the Securities (other than any Securities or portions thereof which have previously been exercised into common stock of the Company pursuant to their terms or repaid in cash) and, in exchange therefore, the Company shall issue to the Holder the Exchange Securities (each, an “Exchange”).

1.1 Closing. On the date hereof (the “Closing Date”), the Company will issue and deliver (or cause to be issued and delivered) the Exchange Securities to the Holder, or in the name of a custodian or nominee of the Holder, or as otherwise requested by the Holder in writing, and the Holder will surrender to the Company an equal amount of the Securities.

1.2 Section 4(a)(2). Assuming the accuracy of the representations and warranties of each of the Company and the Holder set forth in Sections 2 and 3 of this Agreement, the parties acknowledge and agree that the purpose of such representations and warranties is, among other things, to ensure that the Exchange qualifies as an exchange of securities under Section 4(a)(2) of the Securities Act.

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Section 2. Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules the Company represents and warrants to the Holder that:

2.1 (a) Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 2.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each any subsidiary of the Company as set forth on Schedule 2.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof (a “Subsidiary”) free and clear of any liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded. (“Transaction Documents” shall mean, this Agreement and the Exchange Securities.)

(b) Organization and Qualification. The Company is a corporation duly incorporated , validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document; (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company; or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals, as defined below. The Transaction Documents have been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(d) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents and the issuance and sale of the Exchange Securities do not and will not: (i) conflict with or violate any provision of the Company’s or any subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien (except liens in favor of the Holder) upon any of the properties or assets of the Company or any subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or subsidiary debt or otherwise) or other understanding to which the Company or any subsidiary is a party or by which any property or asset of the Company is bound or affected; or (iii) subject to the Required Approvals, as defined below, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of Forms D and 8-K with the Commission and such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”). “Person” means any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization, other business entity, or governmental body.

(f) Issuance of the Securities. The Exchange Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.

(g) Capitalization. The capitalization of the Company is as set forth on Schedule 2.1(g), which Schedule 2.1(g) shall also include the number of shares of Common Stock owned beneficially, and of record, by (i) officers and director of the Company and (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities as of September 30, 2016. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the conversion and/or exercise of convertible securities and warrants outstanding as of the date of the most recently filed periodic report under the Exchange Act. Other than with regard to issuances to be made with respect to the outstanding warrants and convertible securities set forth on Schedule 2.1(g) (“Exempt Issuances”), no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and securities issued to employees, officers or directors, or former employees, officers or directors and other service providers or former service providers of the Company, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities convertible or exercisable into Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Holder) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Other than as set forth on Schedule 2.1(g), there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

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(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, except as stated on Schedule 2.1(h), the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the filing of the Company’s Form 10-Q for the quarterly period ended June 30, 2016: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect; (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission; (iii) the Company has not altered its method of accounting; (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; and (v) the Company has not issued any equity securities to any officer, director or Affiliate (as defined in Rule 144, an “Affiliate”), except as set forth in the SEC Reports. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

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(j) Litigation. Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Other than as set forth in the SEC Reports, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company that is likely to lead to action that can reasonably be expected to result in a Material Adverse Effect. Other than as set forth in the SEC Reports, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(l) Compliance. Except as set forth in the SEC Reports, neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived); (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority; or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all liens, except for (i) liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(o) Intellectual Property. Except as set forth on Schedule 2.1(o), the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with their respective businesses as presently conducted and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. Except as set forth on Schedule 2.1(o) and to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(p) Transactions with Affiliates and Employees. Except as set forth in the SEC Reports and for the Exempt Issuances, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered; (ii) reimbursement for expenses incurred on behalf of the Company; and (iii) other employee benefits.

(q) Sarbanes-Oxley; Internal Accounting Controls. Except as disclosed in the SEC Reports, the Company and the Subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the applicable Closing Date. Other than as disclosed in the SEC Reports, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(r) Certain Fees. Other than as set forth on Schedule 2.1(r), no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Holder shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

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(r) Private Placement. Assuming the accuracy of the Holder’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Holder as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

(t) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(u) Registration Rights. Other than with regard to the Exempt Issuances, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiaries.

(v) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the twelve (12) months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(w) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Holder as a result of the Holder and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and Exchange Securities and the Holder’s ownership of the Securities and Exchange Securities.

(x) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Holder or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Holder will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Holder regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Holder makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 hereof.

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(y) No Integrated Offering. Assuming the accuracy of the Holder representations and warranties set forth in Section 3, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(z) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Holder and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(aa) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law; or (iv) violated in any material respect any provision of FCPA.

(bb) Accountants. The Company’s accounting firm is set forth on Schedule 2.1(bb) of the Disclosure Schedules. To the knowledge and belief of the Company, such accounting firm is a registered public accounting firm as required by the Exchange Act.

(cc) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company.

(dd) Acknowledgment Regarding Holder’s Purchase of Securities. The Company acknowledges and agrees that each Holder is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Holder is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Holder or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Holder’ purchase of the Securities. The Company further represents to each Holder that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ee) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Company’s placement agent in connection with the placement of the Securities.

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(ff) [Reserved].

(gg) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company's knowledge, any director, officer, agent, employee or Affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(hh) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon a Holder’s request.

(ii) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(jj) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(kk) [Reserved].

(ll) [Reserved].

(mm) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

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Section 3. Representations and Warranties of the Holder. The Holder represents and warrants, to the Company that:

3.1 Ownership of the Securities. The Holder is the legal and beneficial owner of the Securities. The Holder paid for the Securities, and has continuously held the Securities since its issuance or purchase. The Holder, individually or through an Affiliate, owns the Securities outright and free and clear of any options, contracts, agreements, liens, security interests, or other encumbrances.

3.2 No Public Sale or Distribution. The Holder is acquiring the Exchange Securities in the ordinary course of business for its own account and not with a view toward, or for resale in connection with, the public sale or distribution thereof; provided, however, that by making the representations herein, the Holder does not agree to hold any of the Exchange Securities for any minimum or other specific term and reserves the right to dispose of the Exchange Securities at any time in accordance with an exemption from the registration requirements of the Securities Act and applicable state securities laws. The Holder does not presently have any agreement or understanding, directly or indirectly, with any person to distribute, or transfer any interest or grant participation rights in, the Securities or the Exchange Securities.

3.3 Accredited Investor and Affiliate Status. The Holder is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act. The Holder is not, and has not been, for a period of at least three months prior to the date of this Agreement (a) an officer or director of the Company, (b) an Affiliate of the Company or (c) a “beneficial owner” of more than 10% of the common stock (as defined for purposes of Rule 13d-3 of the Exchange Act).

3.4 Reliance on Exemptions. The Holder understands that the Exchange is being made in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to complete the Exchange and to acquire the Exchange Securities.

3.5 Information. The Holder has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the Exchange which have been requested by the Holder. The Holder has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Holder or its representatives shall modify, amend or affect the Holder’s right to rely on the Company’s representations and warranties contained herein. The Holder acknowledges that all of the documents filed by the Company with the SEC under Sections 13(a), 14(a) or 15(d) of the Exchange Act that have been posted on the SEC’s EDGAR site are available to the Holder, and the Holder has not relied on any statement of the Company not contained in such documents in connection with the Holder’s decision to enter into this Agreement and the Exchange.

3.6 Risk. The Holder understands that its investment in the Exchange Securities involves a high degree of risk. The Holder is able to bear the risk of an investment in the Exchange Securities including, without limitation, the risk of total loss of its investment. The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the Exchange.

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3.7 No Governmental Review. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement in connection with the Exchange or the fairness or suitability of the investment in the Exchange Securities nor have such authorities passed upon or endorsed the merits of the Exchange Securities.

3.8 Organization; Authorization. The Holder is duly organized, validly existing and in good standing under the laws of its state of formation and has the requisite organizational power and authority to enter into and perform its obligations under this Agreement.

3.9 Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with its terms. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby (including, without limitation, the irrevocable surrender of the Securities) will not result in a violation of the organizational documents of the Holder.

3.10 Prior Investment Experience. The Holder acknowledges that it has prior investment experience, including investment in securities of the type being exchange, including the Securities or the Exchange Securities, and has read all of the documents furnished or made available by the Company to it and is able to evaluate the merits and risks of such an investment on its behalf, and that it recognizes the highly speculative nature of this investment.

3.11 Tax Consequences. The Holder acknowledges that the Company has made no representation regarding the potential or actual tax consequences for the Holder which will result from entering into the Agreement and from consummation of the Exchange. The Holder acknowledges that it bears complete responsibility for obtaining adequate tax advice regarding the Agreement and the Exchange.

3.12 No Registration, Review or Approval. The Holder acknowledges, understands and agrees that the Exchange Securities are being exchanged hereunder pursuant to an exchange offer exemption under Section 4(a)(2) of the Securities Act.

Section 4. Conditions Precedent to Obligations of the Company. The obligation of the Company to consummate the transactions contemplated by this Agreement is subject to the satisfaction on the Closing Date of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Holder with prior written notice thereof:

4.1 Delivery. The Holder shall have delivered to the Company the Securities.

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4.2 No Prohibition. No order of any court, arbitrator, or governmental or regulatory authority shall be in effect which purports to enjoin or restrain any of the transactions contemplated by this Agreement.

4.3 Representations. When made and on the Closing Date, the representations and warranties of the Holder contained herein (unless as of a specific date therein) are accurate, in all material respects.

4.4 Performance. All obligations, covenants and agreements of the Holder required to be performed at or prior to the Closing Date shall have been performed

4.5 [Reserved]

Section 5. Conditions Precedent to Obligations of the Holder. The obligation of the Holder to consummate the transactions contemplated by this Agreement is subject to the satisfaction on the Closing Date of each of the following conditions, provided that these conditions are for the Holder’s sole benefit and may be waived by the applicable Holder at any time in its sole discretion by providing the Company with prior written notice thereof:

5.1 No Prohibition. No order of any court, arbitrator, or governmental or regulatory authority shall be in effect which purports to enjoin or restrain any of the transactions contemplated by this Agreement.

5.2 Representation. When made and on the Closing Date, the representations and warranties of the Company contained herein (unless as of a specific date therein) are accurate, in all material respects.

5.3 Performance. All obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed

5.4 Default. There is no event of default then existing on any Exchange Securities and the Equity Conditions (as defined in the Exchange Securities) are satisfied on such date; and

5.5 Trading Suspension. From the date hereof to the Closing Date, trading in the Company’s common stock shall not have been suspended by the SEC or any trading market and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any trading market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Holder makes it impracticable or inadvisable to purchase the Exchange Securities at the closing.

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Section 6. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be construed under the laws of the state of New York, without regard to principles of conflicts of law or choice of law that would permit or require the application of the laws of another jurisdiction. The Company and the Holder each hereby agrees that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. The Company and the Holder each consents to the exclusive jurisdiction and venue of the foregoing courts and consents that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by generally recognized overnight courier or certified or registered mail, return receipt requested, directed to such party at its or his address set forth below (and service so made shall be deemed “personal service”) or by personal service or in such other manner as may be permissible under the rules of said courts. THE COMPANY AND THE HOLDER EACH HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT.

Section 7. Indemnification of Holder. Subject to the provisions of this Section 7, the Company will indemnify and hold the Holder and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Holder (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Holder Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Holder Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other document related to this exchange or (b) any action instituted against Holder Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Holder Party, with respect to any of the transactions contemplated by this exchange (unless such action is based upon a breach of such Holder Party’s representations, warranties or covenants under the exchange or any agreements or understandings such Holder Party may have with any such stockholder or any violations by such Holder Party of state or federal securities laws or any conduct by such Holder Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Holder Party in respect of which indemnity may be sought pursuant to this Agreement, such Holder Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Holder Party. Any Holder Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Holder Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Holder Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Holder Party under this Agreement (y) for any settlement by a Holder Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Holder Party’s breach of its representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Holder Party may have with any such stockholder or any violations by such Holder Party of state or federal securities laws or any conduct by such Holder Party which constitutes fraud, gross negligence, willful misconduct or malfeasance. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred however, each Holder Party who receives such interim payment agrees to reimburse the Company for any such payment made by the Company to such Holder Party if it is finally determined in such action or proceeding that such Holder Party is not entitled to indemnification pursuant to this Section 7. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Holder Party against any Company or others and any liabilities the Company may be subject to pursuant to law.

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Section 8. Fees and Expenses. Except as expressly set forth below, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion or exercise notice delivered by the Holder), stamp taxes and other taxes and duties levied in connection with the delivery of any Exchange Securities to the Holder.

Section 9. Certain Transactions. [Reserved].

Section 10. Certificates. [Reserved].

Section 11. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

Section 12. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Section 13. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Section 14. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Holder, the Company, their Affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Holder. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

Section 15. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; or (b) one calendar day (excluding Saturdays, Sundays, and national banking holidays) after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.

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The addresses for such communications shall be:

If to any Company:

Premier Biomedical, Inc.

Attn: William A. Hartman

P.O. Box 31374

El Paso, Texas 79930

With a copy (which shall not constitute notice) to:

Clyde Snow & Sessions

Attn: Brian A. Lebrecht

201 S. Main Street, 13th Floor

Salt Lake City, UT 84111

If to the Holder:

16850 Collins Ave # 112-341

Sunny Isles, FL 33160

Attn: John DeNobile

With a copy (which shall not constitute notice) to:

Robinson Brog Leinwand Greene Genovese & Gluck P.C.
875 Third Avenue, 9th Floor
New York, NY 10022
Attn: David E. Danovitch, Esq.

or to such other address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.

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Section 16. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Exchange Securities. The Holder may assign some or all of their rights hereunder without the consent of any Company, in which event such assignee shall be deemed to be the Holder hereunder with respect to such assigned rights.

Section 17. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 18. Survival of Representations. The representations and warranties of the Company and the Holder contained in Sections 2 and 3, respectively, will survive the closing of the transactions contemplated by this Agreement.

Section 19. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 20. Securities Laws Disclosure; Publicity. The Company shall file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the filing of such Form 8-K, the Company represents to the Holder that it shall have publicly disclosed all material, non-public information delivered to the Holder by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and the Holder shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor the Holder shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Holder, or without the prior consent of the Holder, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Holder, or include the name of the Holder in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of the Holder, except: (a) as required by federal securities law in connection with any registration statement contemplated by this Agreement and (b) to the extent such disclosure is required by law or trading market regulations, in which case the Company shall provide the Holder with prior notice of such disclosure permitted under this clause (b).

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the date first written above.

PREMIER BIOMEDICAL, INC.

By:	/s/ William A. Hartman
Name:	William A. Hartman
Title:	Chief Executive Officer

REDWOOD MANAGEMENT, LLC

By:	/s/ John DeNobile
Name:	John DeNobile
Title:	Manager

Tit

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EXHIBIT A

SECURITIES

That certain Warrant to Purchase Shares of Common Stock, dated November 25, 2014, originally issued to Typenex Co-Investment, LLC.

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EXHIBIT B

EXCHANGE SECURITIES

See attached.

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